UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2009

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

Comerica Incorporated (“Comerica”) previously announced that Ralph W. Babb, Jr., Chairman and Chief Executive Officer of Comerica, will make a presentation at the Barclays Capital Global Financial Services Conference on Wednesday, September 16, 2009 at the Hilton New York, located at 1335 Avenue of the Americas, New York, New York.  Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, and Dale E. Greene, Executive Vice President and Chief Credit Officer, also will participate. Comerica’s presentation will begin at 8:15 a.m. ET.  To access the live audio webcast, visit the “Investor Relations” area of Comerica’s website at www.comerica.com. Replays will be available at the same location following the conference.  A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1 Barclays Capital Global Financial Services Conference Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: September 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Barclays Capital Global Financial Services Conference Presentation Slides